Australian Government
IP Australia

P TM D PBR

ABN 38 113 072 755
Discovery House, Phillip ACT 2606
PO Box 200, Woden ACT 2606
Australia
P 1300 651 010
Int +61 2 6283 2999
www.ipaustralia.gov.au

2 January 2014

PIPERS
PO Box 5298
Wellesley Street
Auckland
New Zealand

RECEIVED
14 JAN 2014
PIPERS, Patent Attorneys

PF Col

Notice of Acceptance

Application Number: 2012202601

Applicant Name(s): Mantra Energy Alternatives Ltd

Your Ref: CJW/0N2074AUA

I am pleased to advise that there are no objections to the application.

The application and complete specification were accepted on 18 December 2013 and a notice of the acceptance will appear in the Supplement to the Australian Official Journal of Patents on 16 January 2014.

A fee for acceptance of an application applies. This fee includes a component determined by the number of claims in excess of 20. If the acceptance has not been paid, an Invitation to Pay (ITP) will issue. If the amount is paid by the due date, your patent will be granted as soon as practicable after the 3 month period for opposition has expired.

The total number of claims at acceptance has been reported as: 12

If you need any further information please contact 1300 651 010. Alternatively, please visit us at www.ipaustralia.gov.au.

Yours faithfully

Patent and Plant Breeder's Rights Administration

Bibliographic Details at Acceptance

Details for Patent Application:	2012202601
Your Reference:	0N2074AUA
Acceptance Date:	18 December 2013
Acceptance to be Advertised:	16 January 2014
Complete Filing Date:	3 May 2012
OPI Date:	24 May 2012
National Phase Entry Date:	Not Applicable

Applicant Name and Address *(as it will appear on certificate/s)*:
Mantra Energy Alternatives Ltd
1205 - 207 West Hastings Street, Vancouver, British Columbia, V2B 1H7, Canada

Title:	Continuous co-current electrochemical reduction of carbon dioxide
Inventor Name(s):	Oloman, Colin Li, Hui
Agent Name:	PIPERS
Address for Correspondence:	PO Box 5298 Wellesley Street Auckland New Zealand
Address for Legal Service:	PIPERS Melbourne U 9B 9 Beach St Port Melbourne VIC 3207 Australia

Prior Art Documents:
Li, H., et al., 'The electro-reduction of carbon dioxide in a continuous reactor', Journal of Applied Electrochemistry, Vol. 35, 2005, pages 955-965 (available online 30 August 2005) ISSN 1572-8838

Priority Details:
Divisional of: 2006301857

International Classification:
C25B 1/00 (2006.01)
B01D 53/32 (2006.01)
B01D 53/62 (2006.01)
C25B 1/22 (2006.01)

Continuation Fee Due Date:	13 October 2014
Date of Patent:	13 October 2006
Expiry Date:	13 October 2026

Standard Patent Acceptance Agent Report

PAMS Report | **Run Date: 02 January 2014**

PIPERS
PO Box 5298
Wellesley Street
Auckland
New Zealand

Application Number	Acceptance Date	PCT Number	Customer Reference
2012202601	18/12/2013 12:00:00 AM		0N2074AUA

******************End of Report******************